Exhibit 10.1

AMENDMENT NO. 2023-1 TO

TURTLE BEACH CORPORATION

2013 STOCK-BASED INCENTIVE COMPENSATION PLAN

(as amended and restated)

May 15, 2023

WHEREAS, Turtle Beach Corporation, a Nevada corporation (the “Company”), maintains the Company’s 2013 Stock-Based Incentive Compensation Plan, which was most recently amended and restated effective as of June 14, 2019 (the “Plan”) for the benefit of eligible employees of the Company or its subsidiaries or affiliates, non-employee members of the Board, and other service providers who perform services for the Company or its subsidiaries or affiliates; and

WHEREAS, the Company desires to amend the Plan to increase the total number of shares of common stock of the Company that may be issued or transferred under the Plan, to update the number of shares of common stock that may be granted as incentive stock options and change the name of the Plan; and

NOW, THEREFORE, in accordance with the foregoing and subject to approval of the Company’s stockholders, the Plan shall be, and hereby is, amended as follows:

1.	The name of the Plan shall be amended to read as follows:

“Turtle Beach Corporation 2023 Stock-Based Incentive Compensation Plan”

Any and all references in the Plan to the Turtle Beach Corporation 2013 Stock-Based Incentive Compensation Plan shall be deemed to be to the Turtle Beach Corporation 2023 Stock-Based Incentive Compensation Plan.

2.	Section 6.1 of the Plan is hereby deleted in its entirety and replaced with the following:

“6.1 Number of Shares. Subject to adjustment as provided in Section 15 and the provisions of this Section 6, the total number of shares of Common Stock reserved and available for issuance pursuant to Awards granted under the Plan shall be 4,302,353, plus effective as of the date of stockholder approval, an additional 1,049,000 shares of Common Stock.

3.	Clause (i) of Section 6.2 is hereby deleted in its entirety and replaced with the following:

“(i) the maximum number of shares of Common Stock available for Awards that are intended to be Incentive Stock Options shall not exceed 5,351,353”

4.	Except as modified herein, all provisions of the Plan shall remain in full force and effect.

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 2023-1 to the Company’s 2013 Stock-Based Incentive Compensation Plan (as amended and restated effective as of June 14, 2019) as of the date first set forth above.

TURTLE BEACH CORPORATION

By:	/s/ John T. Hanson
Name:	John T. Hanson
Title:	Chief Financial Officer and Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 2023-1 TO STOCK-BASED INCENTIVE COMPENSATION PLAN